Supplement Dated March 2, 2016 to your Prospectus Dated May 1, 2015

In connection with the Securities and Exchange Commission’s amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs money market funds, the Board of Trustees of Putnam VT Money Market Fund (the “fund”) has approved the conversion of the fund to a “government money market fund,” as defined by Rule 2a-7. This conversion will result in changes to the fund’s investment strategies and the fund’s name.
Effective April 30, 2016, the fund will be called Putnam VT Government Money Market Fund.

This Supplement Should Be Retained For Future Reference

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